UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2011

VERIFONE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On August 4, 2011, pursuant to the Agreement and Plan of Merger, dated November 17, 2010, among VeriFone Systems, Inc. (the “Company”), Hypercom Corporation, a Delaware corporation (“Hypercom”), and Honey Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Hypercom Corporation with Hypercom continuing as the surviving entity and wholly owned subsidiary of the Company (the “Merger”).

     At the effective time and as a result of the Merger, each share of common stock, par value $0.001 per share (the “Hypercom Common Stock”), of Hypercom issued and outstanding (other than shares of Hypercom Common Stock that are owned by the Company or Hypercom or any direct or indirect wholly-owned subsidiary of Hypercom and in each case not held on behalf of third parties) was converted into and became exchangeable for 0.23 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”).

     In addition, options to acquire Hypercom Common Stock, restricted stock unit awards and other equity-based awards denominated in shares of Hypercom Common Stock outstanding immediately prior to the consummation of the Merger were converted into options, restricted stock unit awards, or other equity-based awards, as the case may be, denominated in shares of Company Common Stock based on the Exchange Ratio, at an exercise price per share (in the case of options) equal to the exercise price of the option immediately prior to the effective time of the Merger divided by the Exchange Ratio.

     The summary above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, which was filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company’s Form 8-K filed on November 19, 2010.

Item 9.01 Financial Statements and Exhibits. (a) Financial Statements of Businesses Acquired.

     The Company intends to amend this Current Report on Form 8-K to include the financial statements required under Item 9.01(a) within 71 calendar days from the filing of this Form 8-K.

(b) Pro Forma Financial Information.

     The Company intends to amend this Current Report on Form 8-K to include the pro forma financial information required under Item 9.01(b) within 71 calendar days from the filing of this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2011	VeriFone Systems, Inc.
		By:	/s/ Albert Liu
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		Name:	Albert Liu
		Title:	EVP, Corporate Development and General Counsel